UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2005

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the 2005 Annual Meeting of Stockholders held on June 2, 2005, the holders of Class A, B, C and D Common Stock of Universal Health Services, Inc. (the “Company”) approved (i) the Universal Health Services, Inc. 2005 Stock Incentive Plan (the “Stock Incentive Plan”); (ii) the Universal Health Services, Inc. 2005 Executive Incentive Plan (the “Executive Incentive Plan”) and (iii) the Universal Health Services, Inc. Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of the Stock Incentive Plan and the Executive Incentive Plan is incorporated herein by reference to the Company’s Current Report on Form 8-K (File No. 001-10765) as filed with the Securities and Exchange Commission on April 1, 2005 (the “Form 8-K”). A description of the material terms of the ESPP is incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-10765) as filed with the Securities and Exchange Commission on April 25, 2005 (the “Proxy Statement”).

A copy of each of the Stock Incentive Plan and the Executive Incentive Plan is incorporated herein as Exhibit 10.1 and Exhibit 10.2 by reference to Exhibit 10.1 and Exhibit 10.2, respectively, of the Form 8-K. A copy of the ESPP is incorporated herein as Exhibit 10.3 by reference to Exhibit C of the Proxy Statement. The standard form of stock option agreement for awards granted under the Stock Incentive Plan is attached hereto as Exhibit 10.4.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Universal Health Services, Inc. 2005 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K (File No. 001-10765) as filed with the Securities and Exchange Commission on April 1, 2005).

10.2	Universal Health Services, Inc. 2005 Executive Incentive Plan (incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K (File No. 001-10765) as filed with the Securities and Exchange Commission on April 1, 2005).

10.3	Universal Health Services, Inc. Employee Stock Purchase Plan (incorporated herein by reference to Exhibit C of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-10765) as filed with the Securities and Exchange Commission on April 25, 2005).

10.4	Form of stock option agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

Date: June 8, 2005	By:	/s/ Alan B. Miller
	Name:	Alan B. Miller
	Title:	President and Chief Executive Officer

	By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President and Chief Financial Officer